Exhibit 10.2

Confidential Treatment Requested by Puma Biotechnology, Inc.

DEED OF AMENDMENT

Amendment No.1 to the License Agreement

This deed of amendment is made on the20thday of April,2018

by and between:

PUMA Biotechnology, Inc., a company incorporated in Delaware, United States of America, with its principal place of business at 10880 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024 ("PUMA");

and

Specialised Therapeutics Asia Pte Ltd., a proprietary limited company incorporated under the laws of the Republic of Singapore, with its principal place of business at 50 Raffles Place, #32-01, Singapore Land Tower, Singapore, 048623 ("STA").

(PUMA and STA are sometimes referred to herein individually as a "Party" and collectively as the "Parties").

RECITALS

A.

PUMA and STA entered into a license agreement with an effective date of November 20, 2017 ("License Agreement") setting forth certain rights and obligations of both Parties relating to the regulatory approval, marketing, distribution and selling of the Product (as defined in the License Agreement) in the Territory (as defined in the License Agreement);

B.	For the mutual benefit of both Parties, STA and PUMA, intending to be legally bound, have agreed to amend the terms of the License Agreement as set out in this deed of amendment ("Deed");

OPERATIVE PROVISIONS

1.	VARIATION OF LICENSE AGREEMENT

With effect on and from the date of this Deed, the License Agreement shall be amended by:

a.	amending Section 1.63 by deleting the word "Royalty";

b.	replacing the words "Royalty Term" throughout the agreement, with the word "Term";

c.	amending the heading to Article 6 by:

i.	deleting the semi-colon after the word "PAYMENTS"; and

ii.	removing the word "ROYALTIES";

d.	amending Section 6.3 to read as follows: “[INTENTIONALLY OMITTED]”;

e.	amending Section 6.4 to read as follows:

6.4“Third Party License.  If, during the Term and following the Effective Date, STA becomes aware that its Commercialization of the Licensed Product in the Territory may infringe the intellectual property rights of a Third Party, STA shall immediately notify PUMA in writing and the Parties shall jointly consider whether the Commercialization of the Licensed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product in the Territory by STA would infringe the intellectual property rights of such Third Parry unless a license is obtained from such Third Party (a "Third Party License").  If such Third Party License is necessary to allow STA to exploit the Licensed Product in the Territory, and STA obtains such Third Party License on arms’ length terms, then, subject to satisfactory proof of payment, STA shall have the right to [***] of the amounts [***] by STA pursuant to the terms of any such Third Party License during a particular [***], as determined pursuant to Section 3.2.2 of the Supply Agreement; provided that [***] shall not be taken in any [***] to reduce the amount otherwise due pursuant to Section 3.2.2 of the Supply Agreement by more than [***] of the royalties payable with respect to Licensed Product pursuant to the Pfizer License Agreement.”

f.	amending Section 6.5 to read as follows: “[INTENTIONALLY OMITTED]”;

g.	amending Section 6.6 to read as follows: “[INTENTIONALLY OMITTED]”; amending Section 7.7.5(a) to read as follows:

(a)in respect of Licensed Patents in the Territory: (i) if PUMA is the enforcing Party: the remaining amount will be shared [***] to PUMA and [***] to STA, or (ii) if STA is the enforcing Party: the remaining amount will be [***];

h.	amending Section 13.16.1 by:

i.	inserting the words [“[***]”] after the word "Attention:"; and

ii.	inserting the numbers ["[***]"] after the word "Facsimile:";

i.	amending Section 13.16.2 by inserting the numbers [***] after the word "Facsimile:";

2.	DATE OF OPERATION

This Deed operates and is effective from the date on which it is duly executed by the parties.

3.	COUNTERPARTS

This Deed may be executed in any number of counterparts. All counterparts, taken together, constitute one agreement.

4.	MISCELLANEOUS

a.	The words, expressions and phrases used in this Deed, unless the context otherwise requires, shall have the same respective meanings as they bear in the License Agreement.

b.

This Deed, together with the License Agreement and the Supply Agreement (as defined in the License Agreement), constitute the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any and all prior and contemporaneous understandings, arrangements and agreements, whether oral or written, with respect to the subject matter contained herein.

c.

Except as otherwise amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, STA and PUMA have caused this Deed to be executed as a deed by their duly authorized representatives.

PUMA Biotechnology, Inc.	Specialised Therapeutics Asia Pte Ltd
By: /s/ Alan H. Auerbach Name: Alan H. Auerbach Title: Chief Executive Officer	By: /s/ Carlo Montagner Name: Carlo Montagner Title: Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.